UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 31, 2007
AVALONBAY COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Commission file number 1-12672

Maryland	77-0404318
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
2900 Eisenhower Avenue, Suite 300
Alexandria, Virginia 22314
(Address of principal executive offices)(Zip code)
(703) 329-6300
(Registrant’s telephone number, including area code)
(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On January 31, 2007, AvalonBay Communities, Inc. issued a press release announcing its financial results for the fourth quarter and full year 2006. That release referred to certain attachments with supplemental information that were available on the Company’s website. The full text of the press release, including the supplemental information and attachments referred to within the release, are furnished as Exhibit 99.1 and Exhibit 99.2 hereto.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

99.1	Press Release of AvalonBay Communities, Inc. dated January 31, 2007, including Attachments.

99.2	Supplemental discussion of fourth quarter and full year 2006 operating results (the “Full Release”) dated January 31, 2007, including Attachments.
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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.
Dated: January 31, 2007	By:	/s/ Thomas J. Sargeant
Thomas J. Sargeant
Chief Financial Officer

Exhibit Index

99.1	Press Release of AvalonBay Communities, Inc. dated January 31, 2007, including
Attachments.

99.2	Supplemental discussion of fourth quarter and full year 2006 operating results (the “Full Release”) dated
January 31, 2007, including Attachments.